Exhibit 10.4

EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO ASA HOLDINGS PLEDGE AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO ASA HOLDINGS PLEDGE AGREEMENT, dated as of                          , 2006 (this “Amendment”), is by and among ASA OPCO HOLDINGS, LLC, a Delaware limited liability company (“ASA Holdings”), ASA ALBION, LLC, a Delaware limited liability company (“Albion”), ASA BLOOMINGBURG, LLC, a Delaware limited liability company (“Bloomingburg”), and ASA LINDEN, LLC, a Delaware limited liability company (“Linden” and, together with ASA Holdings, Albion and Bloomingburg, the “Borrowers”), ASA Holdings, as Borrowers’ Agent, ASALLIANCES BIOFUELS, LLC, a limited liability company organized and existing under the laws of the State of Delaware (“ASA Biofuels”), each of the Lenders party hereto, WESTLB AG, New York Branch, as Administrative Agent for the Lenders, FIRST NATIONAL BANK OF OMAHA, as Collateral Agent, and FIRST NATIONAL BANK OF OMAHA, as Accounts Bank.

WHEREAS, pursuant to the Credit Agreement, dated as of February 6, 2006 (as amended by the First Amendment to Credit Agreement, dated as of                          , 2006, and the Second Amendment to Credit Agreement, dated as of                          , 2006, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Borrowers’ Agent, each of the Lenders from time to time party thereto, the Administrative Agent, First National Bank of Omaha, as Collateral Agent for the Senior Secured Parties, First National Bank of Omaha, as Accounts Bank, WestLB AG, New York Branch, as Co-Syndication Agent, Lead Arranger, and Sole Lead Bookrunner, First National Bank of Omaha and Standard Chartered Bank, as Co-Syndication Agents and Lead Arrangers and CIT Capital USA INC. and ING Capital LLC, as Co-Documentation Agents and Lead Arrangers, the Lenders agreed to make a credit facility available to the Borrowers, subject to the terms and conditions set forth therein;

WHEREAS, pursuant to the Pledge and Security Agreement, dated as of February 6, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Holdings Pledge Agreement”), among ASA Biofuels, ASA Holdings and the Collateral Agent, ASA Biofuels pledged one hundred percent (100%) of the Equity Interests in ASA Holdings to the Collateral Agent.

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement and the Holdings Pledge Agreement in the manner set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Credit Agreement and herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the same meanings assigned to them in the Credit Agreement.

2. Amendments to the Credit Agreement to Become Effective Upon the ASA Biofuels Conversion Date. Effective upon the ASA Biofuels Conversion Date (as defined in Section 6A hereof), the parties hereto hereby agree to amend the following provisions of the Credit Agreement in the manner set forth as follows:

A. The definition of “ASA Biofuels” set forth in Section 1.01 (Defined Terms) will be deleted in its entirety and replaced with the following:

““ASA Biofuels” means ASAlliances Biofuels, Inc., a corporation organized and existing under the laws of the State of Delaware.”

B. (i) The definition of “ASA Biofuels LLC Agreement” set forth in Section 1.01 (Defined Terms) will be deleted in its entirety and replaced with the following:

““ASA Biofuels By-Laws” means the certificate of incorporation, by-laws, operating agreement (or the equivalent) or other organizational documents of ASA Biofuels.”; and

(ii) Every time the term “ASA Biofuels LLC Agreement” is set forth in the Credit Agreement it will be deleted and replaced with the term “ASA Biofuels By-Laws”.

C. With respect to the fifth paragraph of the definition of “Federal Tax Distribution Amount” set forth in Section 1.01 (Defined Terms): (i) The phrase “…ordinary business…” beginning on the sixteenth line will be deleted and replaced with the word “taxable”; (ii) the phrase “…Form 1065, U.S. Return of Partnership Income…” beginning on the seventeenth and twenty- fourth lines will be deleted and in each case replaced with the phrase “Form 1120, U.S. Corporation Income Tax Return”; (iii) the phrase “…ordinary business…” on the thirty-third line will be deleted and replaced with the phrase “alternative minimum taxable”; and (iv) the phrase “…Form 1065, U.S. Return of Partnership Income) of ASA Biofuels, adjusted for the alternative minimum tax (AMT) items (as would be reported on Schedule K of Form 1065, U.S Return of Partnership Income…” beginning on the thirty-third line will be deleted and replaced with the phrase “Form 4626, Alternative Minimum Tax – Corporations”.

D. The word “State” will be added on the last line of the definition of “State Tax Distribution Amount” set forth in Section 1.01 (Defined Terms), between the words “…Applicable” and “Tax…”.

3. Further Amendments to the Credit Agreement to Become Effective Upon the Consummation of an ASA Biofuels’ IPO. Effective upon the IPO Date (as defined in Section 6B hereof), the parties hereto hereby further agree to amend the following provisions of the Credit Agreement in the manner set forth as follows:

A. The following definitions set forth in Section 1.01 (Defined Terms) will be deleted in their entirety: “Albion Required Subordinated Debt Disbursement”; “Bloomingburg Required Subordinated Debt Disbursement”; “Current Priority Subordinated Interest”; “Deferred Priority Subordinated Interest”; “Intercreditor Agreement”; “Linden Required Subordinated Debt Disbursement”; “Required Subordinated Debt Disbursements”; “Right of First Offer and Refusal Agreement”; “Subordinated Debt Agreements”; “Subordinated Debt Environmental Indemnity Agreement”; “Subordinated Debt Obligations”; “Subordinated Debt Negative Pledge Agreement”; “Subordinated Guaranty”; “Subordinated Lenders”; “Subordinated Loans”; and “Subordinated Note Purchase Agreement”.

B. The phrase “and the Albion Required Subordinated Debt Disbursement” beginning on the fifth line of the definition of “Albion Construction Budget” set forth in Section 1.01 (Defined Terms) will be deleted.

C. The amount specified beginning on the third line of the definition of “Albion Required Equity Contribution” set forth in Section 1.01 (Defined Terms) will be deleted and replaced with the following amount: “forty eight million eight hundred twenty-seven thousand seven hundred seventy-three Dollars ($48,827,773)”.

D. The phrase “and the Bloomingburg Required Subordinated Debt Disbursement” beginning on the sixth line of the definition of “Bloomingburg Construction Budget” set forth in Section 1.01 (Defined Terms) will be deleted.

E. The amount specified beginning on the third line of the definition of “Bloomingburg Required Equity Contribution” set forth in Section 1.01 (Defined Terms) will be deleted and replaced with the following amount: “fifty million one hundred forty-seven thousand one hundred fifty-one Dollars ($50,147,151)”.

F. The phrase “Required Subordinated Debt Disbursements;” on the tenth line of the definition of “Cash Flow” set forth in Section 1.01 (Defined Terms) will be deleted.

G. Paragraph (iv) of the definition of “Financing Documents” set forth in Section 1.01 (Defined Terms) will be deleted in its entirety, and replaced with the following: “(iv) [Intentionally omitted];”.

H. The definition of “Insolvency Proceeding” set forth in Section 1.01 (Defined Terms) will be deleted in its entirety and replaced with the following:

““Insolvency Proceeding” means, with respect to any Person, (i) any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment, composition or other similar proceeding relating to such Person or any of its respective properties, whether under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to relief of debtors, readjustment of indebtedness, reorganization, composition or extension, (ii) any proceeding for any liquidation, liquidating distribution, dissolution or other winding up of such Person, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (iii) any assignment for the benefit of creditors of such Person, (iv) other marshalling of the assets of such Person, (v) such Person applies for, consents or acquiesces to, or permits or suffers to exist the appointment of a trustee, receiver, sequestration or other custodian for such Person or for a substantial part of its property, or (vi) such Person becomes insolvent or generally fails to pay, or admits in writing its inability or unwillingness to pay, debts as they become due.”

I. The following definition will be added in Section 1.01 (Defined Terms), immediately after the definition of “Interest Rate Protection Provider”:

““IPO Date” has the meaning set forth in the Third Amendment.”

J. The phrase “and the Linden Required Subordinated Debt Disbursement” on the sixth line of the definition of “Linden Construction Budget” set forth in Section 1.01 (Defined Terms) will be deleted.

K. The amount specified beginning on the third line of the definition of “Linden Required Equity Contribution” set forth in Section 1.01 (Defined Terms) will be deleted and replaced with the following amount: “forty eight million eight hundred twenty-nine thousand nine hundred eighty-six (48,829,986)”.

L. The phrase “, each Subordinated Lender” in the definition of “Loan Parties” set forth in Section 1.01 (Defined Terms) will be deleted.

M. Clause (b) of the definition of “Restricted Payments” set forth in Section 1.01 (Defined Terms) will be deleted in its entirety, and the following clauses of such definition shall be renumbered accordingly.

N. The following phrase will be added at the end of the definition of “Restricted Payments” set forth in Section 1.01 (Defined Terms):

“or fees otherwise approved in the Construction Budgets or the Operating Budget”.

O. The following definition will be added in Section 1.01 (Defined Terms), immediately after the definition of “Termination Event”:

““Third Amendment” means the Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement, dated as of                          , 2006, by and among the Borrowers, the Borrowers’ Agent, ASA Biofuels, each of the Lenders party thereto, the Administrative Agent, the Collateral Agent and the Accounts Bank.”

P. The phrase “and (C) closing fees paid on the Subordinated Loans” beginning on the tenth line of paragraph (iv) of Section 2.04(g) (Commitments and Borrowing—Borrowing of Loans) will be deleted and replaced with the following: “and (C) one million two hundred fifty thousand Dollars ($1,250,000)”.

Q. The following phrase will be added at the end of Section 2.04(g)(iv) (Commitments and Borrowing—Borrowing of Loans):

“; provided, that for purposes of clause (1) above, it will be assumed that the management fees incurred and paid by the Borrowers as Project Costs under the Line Item entitled “Management Fees” under the heading “Start-up and Working Capital” of the Construction Budgets were incurred and paid as provided for in the original Construction Budgets and the Management Services Agreement through the Conversion Date (as if no prepayment of fees under the Management Services Agreement had been made)”.

R. Paragraph (vii) of Section 2.04(g) (Commitments and Borrowing—Borrowing of Loans) will be deleted in its entirety and replaced with the following:

“(vii)	seventh, to ASA Biofuels, as reimbursement for, or repayment of, the Required Equity Contributions, in an amount equal to thirty-five percent (35%) of any outstanding Construction Loan Commitments that remain outstanding after the disbursements described in priorities first through sixth above.”

S. The phrase “, and the Subordinated Debt Agreements” beginning on the sixth line of Section 5.11(a) (Representations and Warranties—Transaction Documents and Other Documents; Representations and Warranties in Transaction Documents) will be deleted and the word “and” will be added on the sixth line of such Section between the phrases “…the Project Documents” and “the Management Services Agreement”.

T. The phrase “and the Required Subordinated Debt Disbursements” beginning on the eighth line of Section 5.22(b) (Representations and Warranties—Accuracy of Information) will be deleted, and the word “and” will be added between the phrases “…this Agreement,” and “…the Required Equity Contributions” on the eighth line of such Section.

U. Section 6.02(b) (Conditions to First Borrowing for Each Plant—Subordinated Loans) will be deleted in its entirety, and replaced with the following: “(b) [Intentionally omitted].”

V. Paragraph (ii) of Section 7.02(a) (Negative Covenants—Restrictions on Indebtedness of the Borrowers) will be deleted in its entirety, and replaced with the following: “(ii) [Intentionally omitted];”.

W. Section 7.02(n) (Negative Covenants—Subordinated Debt Agreements) will be deleted in its entirety, and replaced with the following: “(n) [Intentionally omitted].”

X. The following phrase will be added at the end of Section 7.02(t) (Negative Covenants—Construction Budget ”):

“; provided, that the Line Items entitled “Management Fees” and “Cash Interest sub debt” set forth in the Construction Budgets shall be deemed to be completed for purposes of clause (ii) above on the IPO Date.

Y. The phrase “or any Subordinated Debt Agreement” beginning on the third line of Section 7.03(g) (Covenants—Reporting Requirements) will be deleted, and the word “or” will be added between the phrases “…the Management Services Agreement,” and “any Additional Project Documents…” on the third line of such Section.

Z. Section 7.03(h) (Covenants—Reporting Requirements) will be deleted in its entirety, and replaced with the following: “(h) [Intentionally omitted];”.

AA. The phrase “and the Albion Required Subordinated Debt Disbursement” on the second line of Section 8.03(b) (Project Accounts—Albion Construction Account) will be deleted.

BB. The phrase “and the Bloomingburg Required Subordinated Debt Disbursement” beginning on the second line of Section 8.04(b) (Project Accounts—Bloomingburg Construction Account) will be deleted.

CC. The phrase “and the Linden Required Subordinated Debt Disbursement” on the second line of Section 8.05(b) (Project Accounts—Linden Construction Account) will be deleted.

DD. Paragraphs (x) and (xviii) of Section 8.08(b) (Revenue Account) will be deleted in their entirety, and replaced with the following: “(x) [Intentionally omitted];” and “(xviii) [Intentionally omitted];”, respectively.

EE. The phrase “, or any Loan Party defaults in the due performance and observance of any of its obligations under the Intercreditor Agreement” beginning on the fourteenth line of Section 9.01(c) (Events of Default—Non-Performance of Certain Covenants and Obligations) will be deleted.

FF. The phrase “Subject to the Right of First Offer and Refusal Agreement,” on the first line of Section 11.03(b) (Miscellaneous—Assignments) will be deleted, and the first letter of the word “any” immediately following such phrase will be capitalized.

GG. The parenthetical provision beginning on the sixth line of paragraph (iii) of Section 11.09 (Miscellaneous—Indemnification by the Borrowers) will be deleted.

HH. The following terms will be deleted every time they are listed in Schedule 5.11-A: “Subordinated Guaranty”, “Subordinated Environmental Indemnity Agreement” and “Subordinated Negative Pledge Agreement”.

II. The following phrases set forth in Schedule 5.25 will be deleted: (a) “the Subordinated Guaranty and” on the third line of Section (vii); (b) “and the Subordinated Guaranty” on the third line of Section (xviii); and (c) “and the Subordinated Guaranty” beginning on the seventh line of Section (xx).

JJ. The phrase “and (C) closing fees paid on the Subordinated Loans” beginning on the eighth line of paragraph fourth of Section 2 (Use of Proceeds) of Exhibit A will be deleted and replaced with the following: “and (C) one million two hundred fifty thousand Dollars ($1,250,000)”.

KK. The following phrase will be added at the end of paragraph fourth of Section 2 (Use of Proceeds) of Exhibit A:

“; provided, that for purposes of clause (1) above, it has been assumed that the management fees incurred and paid by the Borrowers as Project Costs under the Line Item entitled “Management Fees” under the heading “Start-up and Working Capital” of the Construction Budgets were incurred and paid as provided for in the original Construction Budgets and the Management Services Agreement through the Conversion Date (as if no prepayment of fees under the Management Services Agreement had been made)”.

LL. Paragraph seventh of Section 2 (Use of Proceeds) of Exhibit A will be deleted in its entirety and replaced with the following:

“seventh, [            ] Dollars ($[            ]) to ASA Biofuels, as reimbursement for, or repayment of, the Required Equity Contributions, which amount is equal to thirty-five percent (35%) of any outstanding Construction Loan Commitments that remain outstanding after the disbursements described in priorities first through sixth above.”

MM. Paragraphs (x) and (xviii), and paragraphs (q) and (y), of Exhibit L will be deleted in their entirety, and replaced with the following: “(x) [Intentionally omitted];”, “(xviii) [Intentionally omitted];”, “(q) [Intentionally omitted].” and “(y) [Intentionally omitted].”, respectively.

NN. The phrases “, the Right of First Offer and Refusal Agreement”, “or the Right of First Offer and Refusal Agreement”, and “and the Right of First Offer and Refusal Agreement” will be deleted every time they appear in Exhibit V. In addition, and also with respect to such Exhibit V, (I) the word “or” will be added on the seventh line of Section 4(a) between the phrases “…with the Credit Agreement,” and “the other Financing Documents…”; (II) the word “and” will be added on the fourth line of Section 4(b) between the phrases “…under the Credit Agreement,” and “the other Financing Documents…”; (III) the word “and” will be added on the seventh line of Section 4(b) between the phrases “…a copy of the Credit Agreement,” and “each other Financing Document…”; (IV) the word “or” will be added on the sixteenth line of Section 4(b) between the phrases “…under the Credit Agreement,” and “any other Financing Document…”; and (V) the word “and” will be added on the fourth lines of Sections 5(c)(i) and (ii), in each case between the phrases “…under the Credit Agreement,” and “the other Financing Documents”.

OO. The phrase “or Subordinated Debt Agreement” on the third line of Section 6 of Exhibit W will be deleted, and the word “or” will be added on the second line of such Section between the phrases “…any Project Document,” and “Additional Project Document”.

4. Amendments to the Holdings Pledge Agreement. Effective upon the ASA Biofuels Conversion Date, ASA Holdings, ASA Biofuels and the Collateral Agent hereto hereby further agree to amend the following provisions of the Holdings Pledge Agreement in the manner set forth as follows:

A. The phrase “limited liability company” in Sections 4.01(a) and (b) (Representations and Warranties—Organization; Power; Compliance with Law and Contractual Obligations) will be deleted and replaced with the word “corporation”.

B. The phrase “limited liability company” in Sections 4.01(c) (Representations and Warranties—Organization; Power; Compliance with Law and Contractual Obligations) and 4.02(a) (Representations and Warranties—Due Authorization; Non-Contravention) will be deleted and replaced with the word “corporate”.

C. Section 4.07 (Representations and Warranties—Name; Organizational Number) will be amended in the manner set forth in the ASA Biofuels Conversion Notice (with respect to name) and the Certificate of Conversion (with respect to the organizational number).

D. The term “ASALLIANCES BIOFUELS, LLC” set forth in Exhibits A and B will be deleted and replaced with “ASALLIANCES BIOFUELS, INC”.

5. Obligations of the Borrowers in Connection with the ASA Biofuels’ IPO. In addition to each of their covenants, agreements and obligations set forth in the Credit Agreement, the Borrowers hereby jointly and severally agree with each Agent and each Lender that:

A. No later than three (3) Business Days prior to the IPO Date, the Borrowers shall give written notice to the Administrative Agent specifying the IPO Date and any other information reasonably requested by the Administrative Agent in connection with ASA Biofuels’ IPO.

B. On the IPO Date, the Borrowers shall provide the Administrative Agent with a certified pay-off letter executed by each Subordinated Lender (i) confirming that all the Subordinated Debt Obligations have been irrevocably and indefeasibly paid in full, (ii) confirming that each Subordinated Debt Agreement (including each Subordinated Guaranty, the Subordinated Debt Environmental Indemnity Agreement and the Subordinated Debt Negative Pledge Agreement) has been terminated, and (iii) acknowledging that, effective upon the IPO Date, the Intercreditor Agreement and the Right of First Offer and Refusal Agreement have been terminated.

C. Within three (3) Business Days after the IPO Date, the Borrowers shall file with the relevant registry/ies evidence of the termination in full of each of the Subordinated Debt Agreements or other documents and/or instruments executed pursuant thereto whose execution has been recorded in such registry/ies, and promptly thereafter shall deliver to the Administrative Agent acknowledgement copies or stamped receipt copies of the recordation of each such termination.

6. Conditions to Effectiveness. This Amendment (except as set forth in Sections 6.A. and 6.B. below) shall become effective upon the execution of a counterpart hereof by each of the Borrowers, the Borrowers’ Agent, ASA Biofuels, the Lenders, the Administrative Agent, the Collateral Agent and the Accounts Bank.

A. The provisions of Sections 2 and 4 of this Amendment shall become effective on the date on which each of the following provisions are satisfied in a manner satisfactory to the Administrative Agent (the “ASA Biofuels Conversion Date”), provided that such provisions shall not become effective and shall be deemed to be null and void if the ASA Biofuels Conversion Date does not occur by the earlier of (x) the IPO Date and (y) twelve (12) months following the execution of this Amendment:

(i) a counterpart of this Amendment shall have been executed by each of the parties hereto and delivered to the Administrative Agent;

(ii) the Administrative Agent shall have received satisfactory evidence, including certificates of good standing from the Secretaries of State of each relevant jurisdiction, that ASA Biofuels is duly authorized as a corporation to carry on its business, and is duly organized, validly existing and in good standing in each jurisdiction in which it is required to be so authorized;

(iii) the Administrative Agent shall have received a legal opinion from Dorsey & Whitney LLP, New York and Delaware counsel to ASA Biofuels, addressed to the Senior Secured Parties and in form and substance reasonably satisfactory to the Administrative Agent, addressing such matters related to the conversion of ASA Biofuels and the Lien granted pursuant to the Holdings Pledge Agreement as the Administrative Agent may reasonably request;

(iv) the Administrative Agent shall have received satisfactory copies or evidence, as the case may be, of the following actions in connection with the perfection of the Security:

1. acknowledgment copies or stamped receipt copies of a proper amendment of the UCC financing statements relating to the Holdings Pledge Agreement, duly filed with the Secretary of State of the State of Delaware;

2. the original certificates representing all Equity Interests in ASA Holdings reflecting ASAlliances Biofuels, Inc. as the owner shall have been delivered to the Collateral Agent, in each case together with a duly executed transfer power and irrevocable proxy in the form attached to the Holdings Pledge Agreement;

3. evidence of the completion of all other actions, recordings and filings of or with respect to the Holdings Pledge Agreement that the Administrative Agent may deem necessary or desirable in order to continue to perfect and protect the first-priority Liens created under the Holdings Pledge Agreement;

(v) the Administrative Agent shall have received from ASA Biofuels a certificate of an Authorized Officer dated as of the ASA Biofuels Conversion Date, upon which the Administrative Agent and each Lender may conclusively rely, as to:

1. resolutions of its members, managers, directors or shareholders, as the case may be, then in full force and effect authorizing the conversion of ASA Biofuels into a corporation;

2. the incumbency and signatures of those of its officers and representatives authorized to execute and otherwise act with respect to each Financing Document to which it is party; and

3.ASA Biofuel’s Organic Documents (including a Certificate of Conversion and a Certificate of Incorporation duly filed with the Secretary of State of the State of Delaware) which shall be in form and substance reasonably satisfactory to the Required Lenders, and certifying that (A) such documents are in full force and effect and no term or condition thereof has been amended from the form thereof delivered to the Administrative Agent and (B) no material breach, material default or material violation thereunder has occurred and is continuing; and

(vi) the Borrowers’ Agent and ASA Biofuels shall have provided at least three (3) Business Days prior written notice to the Administrative Agent of the anticipated ASA Biofuels Conversion Date (the “ASA Biofuels Conversion Notice”), which notice shall set forth the full legal name of ASA Biofuels to be effective on the ASA Biofuels Conversion Date, and the Lenders acknowledge and agree that such notice will satisfy the notice requirements of Section 5.09 (Covenants of Pledgor—Name; Jurisdiction of Organization) of the Holdings Pledge Agreement.

B. The provisions of Section 3 of this Amendment shall become effective on the date on which each of the following provisions are satisfied (the “IPO Date”), provided that such provisions shall not become effective and shall be deemed to be null and void if the IPO Date does not occur within twelve (12) months following the execution of this Amendment:

(i) the condition set forth in Section 6A.(i) above shall have been satisfied;

(ii) the initial public offering of shares of ASA Biofuels shall be consummated for an amount that equals or exceeds one hundred million Dollars ($100,000,000) (the “ASA Biofuels’ IPO”); and

(iii) each of the Borrowers’ obligations set forth in Sections 5A. and 5B. of this Amendment shall be fully satisfied to the Administrative Agent’s satisfaction.

7. Termination of Certain Agreements. Upon the effectiveness of Section 3 of this Amendment as provided in Section 6B. herein, the parties hereto hereby acknowledge and agree that the Intercreditor Agreement and the Right of First Offer and Refusal Agreement are automatically terminated.

8. Ratification; No Waiver; Etc. Except as expressly amended hereby, the Credit Agreement, the Holdings Pledge Agreement and all documents, instruments, and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any of the Lenders, the Collateral Agent or any other Senior Secured Party under the Credit Agreement or the Holdings Pledge Agreement, nor constitute a waiver of any provision of the Credit Agreement or the Holdings Pledge Agreement. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement, and the Holdings Pledge Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement, the Holdings Pledge Agreement, and any related documents, instruments and agreements shall hereafter refer to the Credit Agreement and/or the Holdings Pledge Agreement, as amended hereby.

9. Authority; Etc. The execution and delivery by each of the Borrowers, ASA Biofuels and the Borrowers’ Agent of this Amendment and the performance by each of the Borrowers, ASA Biofuels and the Borrowers’ Agent of all of its agreements and obligations under the Credit Agreement as amended hereby are within the organizational authority of each of them and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, each Borrower, ASA Biofuels and the Borrowers’ Agent .

10. Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

(b) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or the Credit Agreement for any other purpose or be given any substantive effect.

(c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(d) Delivery of an executed counterpart of a signature page of this Amendment by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[The remainder of this page was left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement to be executed by their respective officers as of the day and year first above written.

ASA OPCO HOLDINGS, LLC, as borrower

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	Chief Financial Officer

ASA ALBION, LLC, as Borrower

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	Chief Financial Officer

ASA BLOOMINGBURG, LLC, as Borrower

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	Chief Financial Officer

ASA LINDEN, LLC, as Borrower

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	Chief Financial Officer

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

ASSALIANCES BIOFUELS, LLC

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	Chief Financial Officer

ASA OPCO HOLDINGS, LLC, as Borrower’s Agent

By:	/s/ George Schaefer
Name:	George Schaefer
Title:	Chief Financial Officer

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

WESTLB AG, NEW YORK BRANCH, as Lender

By:	/s/ DUNCAN ROBERTSON
Name:	DUNCAN ROBERTSON
Title:	EXECUTIVE DIRECTOR

By:	/s/ JUAN KREUTZ
Name:	JUAN KREUTZ
Title:	DIRECTOR

WESTLB AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ DUNCAN ROBERTSON
Name:	DUNCAN ROBERTSON
Title:	EXECUTIVE DIRECTOR

By:	/s/ JUAN KREUTZ
Name:	JUAN KREUTZ
Title:	DIRECTOR

This Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

FIRST NATIONAL BANK OF OMAHA, as Lender

By:	/s/ Fallon Savage
Name:	Fallon Savage
Title:	Commercial Loan Officer

FIRST NATIONAL BANK OF OMAHA, as Collateral Agent

By:	/s/ Fallon Savage
Name:	Fallon Savage
Title:	Commercial Loan Officer

FIRST NATIONAL BANK OF OMAHA, as Account Bank

By:	/s/ Fallon Savage
Name:	Fallon Savage
Title:	Commercial Loan Officer

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

1ST FARM CREDIT SERVICES, FLCA, as Lender

By:	/s/ Alan Zwilling
Name:	Alan Zwilling
Title:	Credit Analyst

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

AGFIRST FARM CREDIT BANK, as Lender

By:	/s/ Bruce B. Fortner
Name:	Bruce B. Fortner
Title:	Vice President

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

AMARILLO NATIONAL BANK, as Lender

By:	/s/ Craig L Sanders
Name:	Craig L Sanders
Title:	Executive Vice President

By:	/s/ Mark Fields
Name:	Mark Fields
Title:	Vice President

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

BANCO BILBAO VIZCAYA ARGENTARIA S.A., as Lender

By:	/s/ Anne-Maureen Sarfati
Name:	Anne-Maureen Sarfati
Title:	Vice President
Global Corporate Banking

By:	/s/ JAY LEVIT
Name:	JAY LEVIT
Title:	VICE PRESIDENT
GLOBAL CORPORATE BANKING

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

BANCO SANTANDER CENTRAL HISPANO, S.A., as Lender

By:	[Illegible]
Name:
Title:

By:	/s/ L. RUBEN PEREZ-ROMO
Name:	L. RUBEN PEREZ-ROMO
Title:	Vice President
Global Corporate Banking

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

BANK MIDWEST, N.A., as Lender

By:	/s/ DAVID L. RAMBO
Name:	DAVID L. RAMBO
Title:	SENIOR VICE PRESIDENT
COMMERCIAL LENDING

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

CIT CAPITAL USA INC., as Lender

By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Vice President

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

FARM CREDIT SERVICES OF AMERICA, FLCA, as Lender

By:	/s/ Kathryn J. Frahm
Name:	Kathryn J. Frahm
Title:	Vice President

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as Lender

By:	/s/ Ben Mahlich
Name:	Ben Mahlich
Title:	AVP/Lending Officer

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

ING CAPITAL LLC, as Lender

By:	/s/ Jim Latimer
Name:	Jim Latimer
Title:	Managing Director

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

INVESTEC BANK (UK) LIMITED, as Lender

By:	/s/ M. Henderson
Name:	M. Henderson
Title:

By:	/s/ C KING
Name:	C KING
Title:	Authorized Signatory

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

METROPOLITAN LIFE INSURANCE COMPANY, as Lender

By:	/s/ Erik V. Savi
Name:	Erik V. Savi
Title:	Director

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

NATEXIS BANQUES POPULAIRES, as Lender

By:	/s/ Anadi Jauhari
Name:	Anadi Jauhari
Title:	VP/Group Head

By:	/s/ ROBERT PARK
Name:	ROBERT PARK
Title:	ASSOCIATE

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

SCOTIABANC INC., as Lender

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement

STANDARD CHARTERED BANK, as Lender

By:	/s/ NADA ELREEDY
Name:	NADA ELREEDY
Title:	SENIOR VICE PRESIDENT
PROJECT FINANCE AMERICAS

By:	/s/ ANDREW Y. NG
Name:	ANDREW Y. NG
Title:	VICE PRESIDENT
STANDARD CHARTERED BANK NY

Third Amendment to Credit Agreement and First Amendment to ASA Holdings Pledge Agreement